Supplement dated November 2, 2007 to Prospectuses dated May 1, 2007 for the

 PINNACLE II VARIABLE UNIVERSAL LIFE and the LEGACY SURVIVORSHIP VARIABLE
                                 UNIVERSAL LIFE

    Issued by COLUMBUS LIFE INSURANCE COMPANY through its Separate Account 1



This is a supplement to the prospectuses identified above, which describes a change in the Rider Benefits automatically issued with your Pinnacle II or Legacy Survivorship Variable Universal Life flexible premium insurance policy currently being issued by Columbus Life Insurance Company. Please retain this supplement to the prospectus for future reference.

Effective immediately, the section of your prospectus titled "GENERAL DESCRIPTION OF POLICIES," subsection titled "RIDER BENEFITS," the entire bullet point beginning with "The ACCELERATED DEATH BENEFIT RIDER" is hereby deleted and replaced with the following:

o "The ACCELERATED DEATH BENEFIT RIDER, and either the ACCELERATED DEATH BENEFIT PLUS RIDER, or the ACCELERATED DEATH BENEFIT LIFE PLUS RIDER, if approved in your state, will automatically be issued with your policy. These riders give you access to a portion of the death benefit of the policy in the form of an advance if you meet the requirements set forth in the riders. The requirements to obtain an advance under each Rider are:

     o Under the Accelerated Death Benefit Rider - insured has been diagnosed with a terminal illness.

     o Under the Accelerated Death Benefit Plus Rider - insured has been diagnosed with a terminal illness, critical illness or has been confined to a nursing home.

     o Under the Accelerated Death Benefit Life Plus Rider - insured has been diagnosed with a terminal illness, a medical condition specified in the rider, or a chronic illness, which is defined as being unable to perform 2 of 6 Activities of Daily Living, without assistance for a period of at lease 90 days due to a loss of functional capacity.

     Specific rider terms and conditions apply and may vary by state. Interest will be charged on the amount of the advance. Also, we may charge an administrative fee up to $150 per advance. The advances made under this rider will be secured by a lien on the death benefit payable under the policy. The lien may be increased if necessary to keep the policy in effect, subject to a maximum lien amount.